SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 18, 2005

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WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

_____________________

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA	19341-0645
(Address of principal executive offices)	(Zip Code)

610-594-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

I.	Item 1.01 Entry into a Material Definitive Agreement.

West Pharmaceutical Services, Inc. (the “Company”) amended its revolving credit facility by entering into a First Amendment (the “Amendment”), dated as of May 18, 2005, among the Company and certain of its subsidiaries (collectively, the “Borrowers”) the banks and other financial institutions party to the Credit Agreement (collectively, the “Banks”) and PNC Bank, National Association, as Agent for the Banks. The Amendment modifies the Credit Agreement (the “2004 Credit Agreement”), dated as of May 17, 2004, among the Borrowers and the Banks.

The Amendment amends the 2004 Credit Agreement by, among other things:

•

increasing the aggregate revolving credit facility to $200 million from $125 million, with the Company retaining the ability to increase the facility by an additional $25 million to an aggregate amount not to exceed $225 million;

•

extending the term of the facility by approximately one year to May 17, 2010;

•

amending the leverage ratio covenant to total indebtedness of not more than three and one-half times (3.5x) earnings before income tax, depreciation and amortization (“EBITDA”) for any period of four consecutive quarters; and

•

amending the interest rate “spread” applicable to amounts borrowed under the Credit Agreement to be determined by reference to that leverage ratio.

Previously both the limitation on debt and the applicable interest rate spread were determined by reference to the ratio of total debt to total capital.

The foregoing summary of the terms and conditions of the Amendment are qualified in its entirety by reference to the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1

II.	Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1

First Amendment, dated as of May 18, 2005, among West Pharmaceutical Services, Inc. (the “Company”), the direct and indirect subsidiaries of the Company listed on the signature pages thereto, the several banks and other financial institutions parties to the Credit Agreement (as defined therein), and PNC Bank, National Association, as Agent for the Banks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ JOHN R. GAILEY III
John R. Gailey III
Vice President, General Counsel

May 24, 2005

Exhibit Index

Exhibit No.
10.1

First Amendment, dated as of May 18, 2005, between West Pharmaceutical Services, Inc. (the “Company”), the direct and indirect subsidiaries of the Company listed on the signature pages thereto, the several banks and other financial institutions parties to the Credit Agreement (as defined therein), and PNC Bank, National Association, as Agent for the Banks.